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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2003

                      MEDICAL LICENSING INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


           Delaware                   333-64430                   330820923
---------------------------     -----------------------     --------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer of
       incorporation)                                        Identification No.)


400 Jean-Lesage Blvd., Suite 045, Quebec, Quebec                    G1K 8W1
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   (Address of principal executive offices)                        (Zip Code)

                                 (418) 380-8911
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              (Registrant's telephone number, including area code)



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      (Former name, former address and former fiscal year, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


      Rogoff & Company, P.C. was our independent certifying accountant for the fiscal year ended December 31, 2002. On November 18, 2003, they were dismissed by us and we subsequently engaged Singer Lewak Greenbaum & Goldstein LLP, 10960 Wilshire Boulevard, Suite 1100, Los Angeles, CA 90024, as our certifying accountant for the fiscal year ending December 31, 2003. The dismissal of Rogoff & Company, P.C. and appointment of Singer Lewak Greenbaum & Goldstein LLP was approved by our board of directors. The switch in auditors was related to changes in our management.

      The report of Rogoff & Company, P.C. on our financial statements for the year ended December 31, 2002 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle except that such report was modified to include an explanatory paragraph with respect to our ability to continue as a going concern.

      In connection with the audit of the fiscal year ended December 31, 2002 and during the subsequent interim period through November 18, 2003 there were no disagreements between us and Rogoff & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Rogoff & Company, P.C. to make reference to the subject matter of the disagreement in connection with their reports.

      In connection with the audit of the fiscal year ended December 31, 2002 and during the subsequent interim period through November 18, 2003, Rogoff & Company, P.C. did not advise us that:

     o internal controls necessary for us to develop reliable financial statements did not exist;

     o information had come to their attention that led them to no longer be able to rely on our management's representations or made them unwilling to be associated with the financial statements prepared by our management;

     o there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report;

     o information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.




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ITEM 7.  EXHIBITS


      Exhibits filed as part of this Report are as follows:

Exhibit 16. Letter from Rogoff & Company, P.C. regarding confirmation of our assertions on changes in Registrant's certifying accountants.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEDICAL LICENSING INTERNATIONAL CORP.


Dated: November 19, 2003                By: /s/ Daniel Veilleux
                                            ------------------------------------
                                            Daniel Veilleux, President




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